EXECUTION VERSION FIRST AMENDMENT TO CREDIT AGREEMENT FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of August 2, 2019 among ROADRUNNER TRANSPORTATION SYSTEMS, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company identified as “Subsidiary Guarantors” on the signature pages to the Credit Agreement (the “Subsidiary Guarantors”), the Lenders (as defined below) party hereto and BMO HARRIS BANK N.A., as Administrative Agent (the “Term Administrative Agent”), each of which is a party to the Existing Credit Agreement (as defined below). WHEREAS, Company, the Subsidiary Guarantors, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Term Administrative Agent are parties to that certain Credit Agreement dated as of February 28, 2019 (as amended, supplemented, or otherwise modified from time to time prior to this Amendment and as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”, and as amended by this Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Credit Agreement”). WHEREAS, the Company and the Subsidiary Guarantors request that the Lenders and the Term Administrative Agent amend the Existing Credit Agreement in certain respects, and the Lenders party hereto and the Term Administrative Agent are willing to so amend the Existing Credit Agreement, as set forth below. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein. Section 2. Amendments to the Existing Credit Agreement. From and after the First Amendment Effective Date, the Existing Credit Agreement shall be amended as follows: 2.01 References Generally. References in the Existing Credit Agreement (including references to the Existing Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and each reference to the Existing Credit Agreement in the other Loan Documents (and indirect references such as “thereunder”, “thereby”, “therein” and “thereof”) shall be deemed to be references to the Existing Credit Agreement as amended hereby. 2.02 Amended Language. (a) Section 1.01 of the Existing Credit Agreement is amended by adding the following defined term as follows in alphabetical order: “First Amendment Effective Date” means August 2, 2019. (b) Section 2.01(e) of the Existing Credit Agreement is amended by adding the following sentences to the end of such Section: Notwithstanding anything to the contrary, CapX Loans shall not be available during the period commencing on the First Amendment Effective Date and AmericasActive:13778881.6

continuing until the Administrative Agent’s receipt of the December 1, 2019 quarterly amortization payments pursuant to Section 2.05. (c) The table in Section 2.05(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: Date Quarterly Payment December 1, 2019 $4,484,164 March 1, 2020 $2,242,082 June 1, 2020 $2,242,082 September 1, 2020 $2,242,082 December 1, 2020 $2,242,082 March 1, 2021 $2,242,082 June 1, 2021 $2,242,082 September 1, 2021 $2,242,082 December 1, 2021 $2,242,082 March 1, 2022 $2,242,082 June 1, 2022 $2,242,082 September 1, 2022 $2,242,082 December 1, 2022 $2,242,082 March 1, 2023 $2,242,082 June 1, 2023 $2,242,082 September 1, 2023 $2,242,082 December 1, 2023 $2,242,082 (d) The table in Section 2.05(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: December 1, 2019 $916,800 March 1, 2020 $458,400 June 1, 2020 $458,400 September 1, 2020 $458,400 December 1, 2020 $458,400 March 1, 2021 $458,400 June 1, 2021 $458,400 September 1, 2021 $458,400 December 1, 2021 $458,400 March 1, 2022 $458,400 June 1, 2022 $458,400 September 1, 2022 $458,400 December 1, 2022 $458,400 March 1, 2023 $458,400 June 1, 2023 $458,400 September 1, 2023 $458,400 December 1, 2023 $458,400 2

(e) Section 8.01 of the Existing Credit Agreement is amended by (i) re-lettering clause (y) as (z) and (ii) inserting a new clause (y) as follows: (y) Indebtedness under the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement); and (f) Section 8.11 of the Existing Credit Agreement is amended by (i) amending and restating clause (a) and (ii) adding a new clause (d), each as follows: (a) Make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of (x) principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness or (y) any amounts under the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement), including any taxes, fees, charges or other costs or expenses, except: (i) payments when due of regularly scheduled interest and principal payments (including mandatory prepayments arising as a result of a change of control or sale of substantially all assets), other than (x) payments in respect of any Subordinated Debt prohibited by the Subordination Provisions thereof and (y) any payment in respect of the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement); (ii) payments made through the incurrence of Refinancing Indebtedness; (iii) payments of secured Indebtedness that becomes due as a result of a voluntary sale or transfer permitted hereunder of the property securing such Indebtedness; (iv) payments made solely from and substantially contemporaneously with the proceeds of the issuance of Equity Interests by the Company (other than Disqualified Equity Interests); (v) optional payment, prepayments or redemptions in respect of any Indebtedness (other than Subordinated Debt to the extent contrary to the Subordination Provisions applicable thereto) so long as the Payment Conditions are satisfied (a “Specified Debt Payment”); and (vi) payments under paragraph 3 of the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement) after satisfaction of the conditions set forth therein. *** 3

(d) Amend, modify or change in any manner any term or condition of the Acceptable Letter of Credit Reimbursement Agreement (as defined in the ABL Loan Agreement) without the prior written consent of the Administrative Agent. (g) Article XI of the Existing Credit Agreement is amended by adding a new Section 11.22: 11.22. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. 4

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). (h) Section 10.06 of the Existing Credit Agreement is amended by adding the following sentence after the period of the last sentence of such section: “Notwithstanding anything to the contrary in this Section 10.06, upon written notice from the Administrative Agent of its resignation to the Lenders and the Borrower Agent and fifteen (15) days after the repayment in full of the Tranche A Term Loans and related Obligations (or arrangements therefore satisfactory to BMO in its sole discretion), BMO shall be automatically discharged from all of its duties and obligations as Administrative Agent and Elliott Associates, L.P., a Delaware limited partnership, or one of its Affiliates or designees shall be vested with all of the rights, powers, privileges and duties of the Administrative Agent; provided that, during the fifteen (15) day period described above BMO shall retain solely its duties and obligations relating to matters of perfection in the Collateral.” Section 3. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Term Administrative Agent and the Lenders that as of the First Amendment Effective Date: 3.01 each of the representations and warranties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects for such representations and warranties that are not by their terms already qualified as to materiality) as of such earlier date, and except that for purposes of this Section 3.01, (i) the representations and warranties contained in Section 6.05(a) and (c) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 7.01 of the Amended Credit Agreement and (ii) the representations and warranties contained in Section 6.05(b) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 7.01 of the Amended Credit Agreement; and 3.02 both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Default shall have occurred and be continuing, or would result therefrom. Section 4. Conditions Precedent to this Amendment. This Amendment shall become effective as of the date, upon which each of the following conditions precedent shall be satisfied or waived (the “First Amendment Effective Date”): 5

4.01 Amendment. The Term Administrative Agent shall have received counterparts of this Amendment, executed by the Loan Parties, the Term Administrative Agent and the Required Lenders. 4.02 Acceptable Letter of Credit. The ABL Agent shall have received an original Acceptable Letter of Credit (as defined in the ABL Loan Agreement) in an amount of not less than $20,000,000. 4.03 ABL Amendment. The Term Administrative Agent shall have received a fully executed copy of the first amendment to the ABL Loan Agreement, (a) amending the definition of “Fixed Charge Trigger Period” and (b) amending the definition of “Borrowing Base” to include the lesser of (i) 100% of the amount of any Acceptable Letter of Credit (as defined in the ABL Loan Agreement) and (ii) $30,000,000 and otherwise in form and substance acceptable to the Term Administrative Agent. 4.04 Costs and Expenses. The Company shall have paid all reasonable and documented out- of-pocket costs and expenses of the Term Administrative Agent in connection with this Amendment. 4.05 Fees. The Company shall pay a fee to BMO in the amount of $10,000 in its capacity as Term Administrative Agent and solely for its own account. Section 5. Reference to and Effect Upon the Existing Credit Agreement. 5.01 Except as specifically amended or waived above, the Existing Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. 5.02 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Term Administrative Agent or any Lender under the Existing Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any Loan Document, except as specifically set forth herein. Section 6. Ratification of Liability. As of the First Amendment Effective Date, the Company and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents to which they are a party, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which they are a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations, and as of the First Amendment Effective Date, each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document. As of the First Amendment Effective Date, the Company and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Amended Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Amended Credit Agreement or any other Loan Document). As of the First Amendment Effective Date, the Company and the other Loan Parties (a) further acknowledge receipt of a copy of this Amendment, (b) consent to the terms and conditions of same, and (c) agree and acknowledge that each of the Loan Documents to which they are a party remain in full force and effect and is hereby ratified and confirmed. Section 7. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Amendment is a Loan Document for all purposes of 6 the Amended Credit Agreement. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment. Section 8. GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS. Section 9. Release and Waiver. The Loan Parties each do hereby release the Term Administrative Agent and each of the Lenders and each of their officers, directors, employees, agents, attorneys, personal representatives, successors, predecessors and assigns from all manner of actions, cause and causes of action, suits, deaths, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever, in law or in equity, and particularly, without limiting the generality of the foregoing, in connection with the Amended Credit Agreement and the other Loan Documents and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents and the administration of the Amended Credit Agreement and the other Loan Documents, all indebtedness, obligations and liabilities of the Loan Parties to the Term Administrative Agent or any Lender and any agreements, documents and instruments relating to the Amended Credit Agreement and the other Loan Documents (collectively, the “Claims”), which the Loan Parties now have against the Term Administrative Agent or any Lender or ever had, or which might be asserted by their heirs, executors, administrators, representatives, agents, successors, or assigns based on any Claims which exist on or at any time prior to the date of this Amendment. The Loan Parties expressly acknowledge and agree that they have been advised by counsel in connection with this Amendment and that they each understand that this Section 10 constitutes a general release of the Term Administrative Agent and the Lenders and that they each intend to be fully and legally bound by the same. The Loan Parties further expressly acknowledge and agree that this general release shall have full force and effect notwithstanding the occurrence of a breach of the terms of this Amendment or an Event of Default or Default under the Amended Credit Agreement. [signature pages follow] 7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written. BORROWER: ROADRUNNER TRANSPORTATION SYSTEMS, INC. By:_/s/ Terence R. Rogers Name: Terence R. Rogers Title: EVP & CFO [Signature Page to Amendment]

SUBSIDIARY GUARANTORS: A&A EXPRESS, LLC INTERNATIONAL TRANSPORTATION A&A LOGISTICS, LLC HOLDINGS, INC. ACTIVE AERO CHARTER, LLC ISI LOGISTICS, LLC ACTIVE AERO GROUP, INC. ISI LOGISTICS SOUTH, LLC ACTIVE AERO MOTOR CARRIER, LLC ASCENT GLOBAL LOGISTICS ACTIVE GLOBAL SOLUTIONS, LLC INTERNATIONAL, LLC ACTIVE PTM, LLC MESCA FREIGHT SERVICES, LLC ASCENT GLOBAL LOGISTICS, LLC MORGAN SOUTHERN, INC. ASCENT GLOBAL LOGISTICS HOLDINGS, PRIME DISTRIBUTION SERVICES, INC. INC. RICH TRANSPORT, LLC BEECH HILL ENTERPRISES, LLC ROADRUNNER EQUIPMENT LEASING, LLC BIG ROCK TRANSPORTATION, LLC ROADRUNNER FREIGHT CARRIERS, LLC CAPITAL TRANSPORTATION LOGISTICS, ROADRUNNER INTERMODAL SERVICES, LLC LLC CENTRAL CAL TRANSPORTATION, LLC ROADRUNNER TEMPERATURE CTW TRANSPORT, LLC CONTROLLED, LLC D&E TRANSPORT, LLC ROADRUNNER TRANSPORTATION EVERETT LOGISTICS, LLC SERVICES, INC. EXPEDITED FREIGHT SYSTEMS, LLC ROADRUNNER TRUCKLOAD 2, LLC GREAT NORTHERN TRANSPORTATION ROADRUNNER TRUCKLOAD AGENT SERVICES, LLC INVESTMENT, INC. GROUP TRANSPORTATION SERVICES, LLC ROADRUNNER TRUCKLOAD HOLDINGS, LLC RRTC HOLDINGS, INC. SARGENT TRUCKING, LLC SORTINO TRANSPORTATION, LLC STAGECOACH CARTAGE AND DISTRIBUTION, LLC USA JET AIRLINES, INC. WANDO TRUCKING, LLC WORLD TRANSPORT SERVICES, LLC By: _/s/ Terence R. Rogers___________________ Name: Terence R. Rogers Title: Executive Vice President [Signature Page to Amendment]

TERM ADMINISTRATIVE AGENT: BMO HARRIS BANK N.A., as Term Administrative Agent By: /s/ Isabella Battista Name: Isabella Battista Title: Director LENDERS: BMO HARRIS BANK N.A., as a Lender By: /s/ Isabella Battista Name: Isabella Battista Title: Director [Signature Page to Amendment]

ELLIOTT ASSOCIATES, L.P., as a Lender Elliott Associates, L.P. By: Elliott Capital Advisors, L.P., as general partner By: Braxton Associates, Inc., as general partner By: /s/ Elliot Greenberg Name: Elliot Greenberg Title: Vice President ELLIOTT INTERNATIONAL, L.P., as a Lender Elliott International, L.P. By: Hambledon, Inc., its General Partner By: Elliott International Capital Advisors Inc., as attorney-in-fact By: /s/ Elliot Greenberg Name: Elliot Greenberg Title: Vice President [Signature Page to Amendment]